EXECUTION VERSION 1006890234v8 ASSUMPTION AGREEMENT, dated as of November 5, 2021, made by Liberty IT Solutions, LLC, a Delaware limited liability company (the “Additional Grantor”), in favor of Bank of America, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement. W I T N E S S E T H : WHEREAS, Booz Allen Hamilton Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), Bank of America, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”) and Administrative Agent, Credit Suisse Securities (USA) LLC, as Syndication Agent, Barclays Bank PLC, Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Morgan Stanley Senior Funding, Inc., Sumitomo Mitsui Banking Corporation and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Co-Documentation Agents, as Documentation Agents, Bank of America, N.A., as Issuing Lender, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC as Joint Lead Arrangers and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Barclays Capital, Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Morgan Stanley Senior Funding, Inc. and Sumitomo Mitsui Banking Corporation as Joint Bookrunners have entered into that certain Credit Agreement, dated as of July 31, 2012, as amended by the First Amendment to the Credit Agreement dated as of August 16, 2013, Second Amendment to the Credit Agreement dated as of May 7, 2014, Third Amendment to the Credit Agreement dated as of July 13, 2016, Fourth Amendment to the Credit Agreement dated as of February 6, 2017, Fifth Amendment to the Credit Agreement, dated as of March 7, 2018, Sixth Amendment to the Credit Agreement, dated as of July 23, 2018, Seventh Amendment to the Credit Agreement, dated as of November 26, 2019 and Eighth Amendment to the Credit Agreement, dated as of June 24, 2021 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of July 31, 2012 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Collateral Agent for the benefit of the Administrative Agent, the Collateral Agent and the Lenders; WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement; NOW, THEREFORE, IT IS AGREED: 1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as

2 1006890234v8 a Guarantor and a Grantor thereunder with the same force and effect as if originally named therein as a Guarantor and a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor and a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants, to the extent applicable and with respect to itself, that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as of the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date. 2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

[Signature Page to Assumption Agreement] 1006890234v8 IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written. LIBERTY IT SOLUTIONS, LLC, as Grantor and Guarantor By: /s/ Jacob D. Bernstein Name: Jacob D. Bernstein Title: Secretary

1006890234v8 Annex 1-A Schedule 1 NOTICE ADDRESSES OF GUARANTOR Guarantor Address for Notices Liberty IT Solutions, LLC Booz Allen Hamilton Inc. 8283 Greensboro Drive McLean, VA 22102 Attention: Jacob D. Bernstein

1006890234v8 Annex 1-A Schedule 2 DESCRIPTION OF INVESTMENT PROPERTY Pledged Stock: Issuer Number of Certificate Registered Owners Number and Class of Equity Interest Percentage of Equity Interests Liberty IT Solutions, LLC N/A Booz Allen Hamilton Inc. 1,000,000 Common Stock 100% Pledged Notes: None.

1006890234v8 Annex 1-A Schedule 3 LEGAL NAME, LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE Grantor Jurisdiction of Organization Chief Executive Office Organizational Identification Number Liberty IT Solutions, LLC Delaware 2303 Dulles Station Blvd., Suite 210 Herndon, VA 20171 4895227

1006890234v8 Annex 1-A Schedule 4 COPYRIGHTS AND COPYRIGHT LICENSES None. PATENTS AND PATENT LICENSES None. TRADEMARKS AND TRADEMARK LICENSES Country Trademark Serial No. Filing Date Reg. No. Reg. Date Owner United States 85849550 February 14, 2013 4539261 May 27, 2014 Denniston, Jeffrey Scott DBA Warrior Technology LLC Except for any agreements entered into in connection with or otherwise related to the Transaction Documents, Grantor is not the licensor or franchisor of any Copyrights, Patents or Trademarks under any material license or franchise agreement which is not in the ordinary course of Grantor’s business. DOMAIN NAME REGISTRATIONS Domain Name Registration Date Expiry Date http://acemelbourne.com 2014-10-07 2021-10-07 http://agilevet.com 2014-03-15 2022-03-15 http://cmssdvosb.com 2014-06-25 2022-06-25 http://cmssparc.com 2015-05-28 2022-05-28 http://dhssdvosb.com 2011-02-22 2022-02-22 http://dodsdvosb.com 2011-02-22 2022-02-22 http://dotsdvosb.com 2011-02-22 2022-02-22 http://hhssdvosb.com 2014-06-25 2022-06-25

1006890234v8 Domain Name Registration Date Expiry Date http://liberty-thunderyard.com 2019-10-11 2024-10-11 http://libertyits.com 2013-07-27 2023-07-27 http://litsds.com 2019-10-28 2021-10-28 http://optumdata.com 2014-04-04 2022-04-04 http://sparccms.com 2015-03-05 2022-03-05 http://t4nextgen.com 2014-06-25 2022-06-25 http://thunderyard-liberty.com 2019-10-11 2024-10-11 http://usa-vet.com 2014-03-24 2022-03-24 http://usa8a.com 2013-09-18 2023-09-18 http://vasdvosb.com 2010-11-08 2021-11-08 http://warriorit.com 2010-10-20 2021-10-20

1006890234v8 Annex 1-A Schedule 5 MATERIAL GOVERNMENT CONTRACTS Client Contract Title Contract Number Task Order Number Department of Veteran Affairs ESM (EHBD System Continued Modernization) T4NG-0295 36C10B18N10150027 Department of Veteran Affairs Health Integration and Modernization T4NG-0473 36C10B19N10150045 Department of Veteran Affairs Advanced Medical Cost Management Solution and Healthcare Financial Management Services T4NG-0481 36C10B19N10150046 Department of Veteran Affairs Management Consulting Services and Healthcare Revenue Workflow Management and Business Information Technology Tools (CPAC) T4NG-0476 36C10B19N10150044 Department of Veteran Affairs API Platform Development and Operations T4NG-0469 36C10B20N10150052 Department of Veteran Affairs Product and Technology Ecosystem Management Services (PTEMS) T4NG-0534 36C10B21N10150056